Exhibit 10.1

AMENDMENT NO. 1 TO AMENDED AND RESTATED EMPLOYMENT AGREEMENT

This AMENDMENT NO. 1 to AMENDED AND RESTATED EMPLOYMENT AGREEMENT (“Amendment”) dated December 20, 2013 is an amendment to that certain Amended and Restated Employment Agreement (“Agreement”) dated September 25, 2008, by and between Altra Industrial Motion Corp., f/k/a Altra Holdings, Inc., a Delaware corporation (“AIMC”), Altra Power Transmission, Inc. f/k/a Altra Industrial Motion, Inc. (“APT”, and together with AIMC, the “Companies”) and the undersigned executive, Michael L. Hurt (“Executive”).

WHEREAS, on September 25, 2008 the Executive and the Companies entered into the Agreement; and

WHEREAS, the Executive and the Companies have agreed to enter into this Amendment to amend the Agreement.

NOW, THEREFORE, the Executive and the Company agree as follows:

1. Amendment to Section 2.3. Section 2.3 of the Agreement is deleted in its entirety and replaced with the following:

2.3 Term; Termination. The Post-CEO Employment Period shall terminate on the date on which AIMC holds its 2014 Annual Meeting of Stockholders or May 30, 2014, whichever is earlier (the “Expiration Date”). Notwithstanding the foregoing, the Companies and Executive agree that Executive is an “at-will” employee, subject only to the contractual rights upon termination set forth herein, and that the Post-CEO Employment Period (a) shall terminate automatically at any time upon Executive’s death, (b) shall terminate automatically at any time upon the Board’s determination of Executive’s Disability, (c) may be terminated by the Companies at any time for any reason or no reason (whether for Cause or without Cause) by giving Executive written notice of the termination, and (d) may be terminated by Executive for any reason or no reason (including for Good Reason) by giving the Companies written notice at least sixty (60) days in advance of his termination date. The date that the Post-CEO Employment Period is terminated for any reason is referred to herein as the “Post-CEO Termination Date.”

2. Affirmation of Remaining Terms and Conditions. The Companies and the Executive affirm that all of the other terms and conditions of the Agreement shall continue in full force and effect.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the date first written above.

ALTRA INDUSTRIAL MOTION CORP.

By:	/s/ Carl R. Christenson
Name:	Carl R. Christenson
Title:	President and Chief Executive Officer

ALTRA POWER TRANSMISSION, INC.

By:	/s/ Carl R. Christenson
Name:	Carl R. Christenson
Title:	President and Chief Executive Officer

EXECUTIVE

/s/ Michael L. Hurt
Michael L. Hurt

[Amendment No. 1 to M. Hurt Amended and Restated Employment Agreement]